UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 23, 2020

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer I.D. Number)

2174 EastRidge Center Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)
715-836-9994
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	CZWI	NASDAQ Global Market SM

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2020, Citizens Community Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K under Item 5.03 (the “Original Report”), which disclosed that on April 23, 2020 the board of directors of the Company approved an amendment (the “Amendment”) to Article I, Section 10 of its bylaws (the “Bylaws”). The Company is filing this amendment to the Original Report to disclose the board of directors’ rationale for approving the Amendment.

As previously disclosed, before the Amendment, the Bylaws provided that the Company was opted out of the Maryland Control Share Acquisition Act. In general, the Maryland Control Share Acquisition Act limits an “acquiring shareholder’s” right to vote any shares that constitute control shares and are acquired without the approval of two thirds of the Company’s stockholders. Pursuant to the Amendment, the Company is, for a period of 18 months from April 23, 2020 through October 23, 2021, opting into the Maryland Control Share Acquisition Act. Under the Amendment, the board of directors of the Company can, prior to an acquisition of shares that constitute control shares, grant voting rights to the control shares.

The board of directors of the Company believes that the Amendment is in the best interest of the Company and its stockholders given recent regulatory and market changes. The Board of Governors of the Federal Reserve System recently adopted a final rule for Control and Divestiture Proceedings (the “New Rule”), which will become effective September 30, 2020. The New Rule will make it easier for certain investors to build equity stakes in bank holding companies without having to register as a bank holding company with the Board of Governors of the Federal Reserve System. Additionally, the coronavirus pandemic and resulting turmoil in national and international equity markets caused a significant decrease in the Company’s stock price. This decrease, combined with the New Rule, make it more likely that the Company could be forced into a strategic transaction at a time when the Company’s stock price does not reflect its inherent value. The board of directors of the Company believes the Amendment gives it the leverage to protect its stockholders during these unprecedented times while also maintaining flexibility to approve, under the appropriate circumstances, a control share acquisition and grant voting rights to the shares acquired in such an acquisition. Given the unique nature of the Company’s current circumstances, the board of directors of the Company also believes that it is not necessary for the Amendment to be permanent, and so it incorporated an eighteen month sunset on the Amendment.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by the full text of such Amendment, which is filed as Exhibit 3.1 to the Original Report and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.
Date: June 8, 2020	By: /s/ James S. Broucek James S. Broucek Chief Financial Officer